EXHIBIT 10.36


                         JOINT DISBURSEMENT INSTRUCTIONS
                           FOR CLOSING: JULY 13, 2005

         The undersigned do hereby:

     1. Acknowledge the execution of a Promissory Note dated July 13, 2005 ("Promissory Note") between CORD BLOOD AMERICA, INC., a Florida corporation (the "Company") and Cornell Capital Partners, LP ("Cornell"), in the amount of $500,000.

     2. Represents that two Advance Notices in the amount of $250,000 each issuable under the terms of the Standby Equity Distribution Agreement dated March 22, 2005 (the "SEDA"), the proceeds of which shall be used to repay the Promissory Note, shall be held in escrow by Kirkpatrick & Lockhart, Nicholson Graham, LLP, whom shall release the Advance Notices to Cornell on July 25, 2005 and August 1, 2005.

     3. Represent that all conditions precedent to closing of the Promissory Note have been satisfied or waived; and direct that David Gonzalez, Esq. disburse the gross proceeds of the offering at the joint direction of the undersigned as follows:

        To be disbursed via wire transfer in immediately available U.S. funds, payable to the following parties:

 Gross Proceeds:   From Cornell Capital Partners, LP                   $500,000

 Less Fees:        To Yorkville Advisors Management, LLC
                   SEDA Commitment Fee (5%)                $(25,000)
                   Promissory Note Commitment Fee (1.25%)  $ (6,250)
                                                           --------    --------
                                                                       $(31,250)
                                                                       ========

 Net Proceeds:     Payable to the Company                              $468,750


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CORD BLOOD AMERICA, INC.                    CORNELL CAPITAL PARTNERS, LP

                                            By:      Yorkville Advisors, LLC
                                            Its:     General Partner



By                                          By:
    ------------------------------               ------------------------------
Name:    Matthew L. Schissler               Name:    Mark Angelo
Its:     Chairman and CEO                   Its:     Portfolio Manager